UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2023

TROIKA MEDIA GROUP, INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 W 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKA	The NASDAQ Capital Market
Redeemable Warrants to acquire Common Shares	TRKAW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 7, 2023, Troika Media Group, Inc. (the “Company”) received a determination letter (“Determination Letter”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that Nasdaq has determined that, in accordance with its authority under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Company’s securities will be suspended from trading at the opening of business on December 18, 2023 and delisted from Nasdaq. Nasdaq based its determination upon concerns related to (i) the Company’s announcement that the Company had filed for protection under Chapter 11 of the United States Bankruptcy Code and associated public interest concerns raised by such filing, (ii) the residual equity interest of the existing listed securities holders, and (iii) the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. Nasdaq also noted that, since the Company has failed to file its Form 10-Q for the period ended September 30, 2023, such failure serves as an additional and separate basis for delisting.

The Determination Letter also advises the Company of its right to request an appeal of the determination. However, the Company currently does not intend to file an appeal of the determination. Accordingly, the Company expects that its securities will be suspended from trading at the opening of business on December 18, 2023 and delisted from Nasdaq after the completion of Nasdaq’s filing of Form 25-NSE with the Securities and Exchange Commission.

On December 8, 2023, the Company issued a press release announcing its receipt of the Determination Letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s security holders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected sales proceeds (which currently consist of a credit bid and the assumption of certain liabilities of the Debtors) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 Sale Process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the Sale Transaction; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: December 7, 2023	By:	/s/ Derek McKinney
(Signature)
Derek McKinney General Counsel and Corporate Secretary